EXHIBIT 99.2

Third Quarter 2011
Supplemental Financial Information

In September, the Company acquired Redmond Hill, a group of four communities built between 1985 and 2003 consisting of 882 units. The properties, which will be operated as two separate communities, were acquired for $151.3 million through the Company’s previously announced programmatic joint venture, Wesco I, LLC (“Wesco”).  The Company intends to renovate portions of each property, beginning with building exteriors and community amenities, to be followed by apartment interior upgrades.  The strength of local technology companies near Redmond, including Microsoft and Nintendo coupled with the quality and superior location of the community and the Company’s renovation plan support the expectation of strong rent growth and attractive returns.

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Operating Results	Three Months Ended		Nine Months Ended
(Dollars in thousands, except per share amounts)	September 30,		September 30,
	2011	2010	2011	2010

Revenues:
Rental and other property	$118,118	$103,368	$345,984	$301,804
Management and other fees from affiliates	1,940	959	4,585	3,458
	120,058	104,327	350,569	305,262

Expenses:
Property operating	41,349	37,706	120,512	106,565
Depreciation	38,137	31,531	112,563	93,068
General and administrative	6,066	6,175	18,551	17,988
Impairment and other charges	-	1,615	-	1,615
	85,552	77,027	251,626	219,236
Earnings from operations	34,506	27,300	98,943	86,026

Interest expense before amortization	(22,096)	(21,025)	(66,612)	(61,085)
Amortization expense	(2,936)	(1,177)	(8,527)	(2,958)
Interest and other income	2,741	5,788	12,357	20,730
Equity income (loss) in co-investments	317	(626)	(330)	(1,027)
Loss on early retirement of debt	(567)	-	(820)	(10)
Income before discontinued operations	11,965	10,260	35,011	41,676
(Loss) Income from discontinued operations	(880)	166	4,637	478
Net income	11,085	10,426	39,648	42,154
Net income attributable to noncontrolling interest	(2,031)	(3,506)	(7,882)	(11,540)
Net income attributable to controlling interest	9,054	6,920	31,766	30,614
Dividends to preferred stockholders	(1,367)	(543)	(3,385)	(1,628)
Excess of cash paid to redeem preferred stock and units over the carrying value	-	-	(1,949)	-
Net income available to common stockholders	$7,687	$6,377	$26,432	$28,986

Net income per share - basic	$0.23	$0.21	$0.82	$0.99

Net income per share - diluted	$0.23	$0.21	$0.82	$0.99

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Operating Results	Three Months Ended		Nine Months Ended
Selected Line Item Detail	September 30,		September 30,
(Dollars in thousands)	2011	2010	2011	2010

Rental and other property
Rental	$110,004	$96,324	$322,388	$281,407
Other property	8,114	7,044	23,596	20,397
Rental and other property	$118,118	$103,368	$345,984	$301,804

Management and other fees from affiliates
Management	$1,309	$915	$3,650	$2,777
Development and redevelopment	631	44	935	681
Management and other fees from affiliates	$1,940	$959	$4,585	$3,458

Property operating expenses
Real estate taxes	$11,301	$10,106	$32,896	$29,306
Administrative	8,988	8,629	26,698	24,347
Maintenance and repairs	9,120	7,895	25,754	21,595
Utilities	8,412	7,829	24,389	21,689
Property management fees and insurance	3,528	3,247	10,775	9,628
Property operating expenses	$41,349	$37,706	$120,512	$106,565

General and administrative
General and administrative	$9,997	$9,676	$30,595	$28,726
Allocated to property operating expenses - administrative	(3,020)	(2,573)	(8,876)	(7,861)
Capitalized to real estate	(911)	(928)	(3,168)	(2,877)
Net general and administrative	$6,066	$6,175	$18,551	$17,988

Interest and other income
Marketable securities and other interest income	$1,475	$1,815	$4,380	$5,901
Notes receivable	1,086	3,973	3,254	5,788
Gain on sale of land	180	-	180	-
Gain from sale of marketable securities	-	-	4,543	9,041
Interest and other income	$2,741	$5,788	$12,357	$20,730

Equity income (loss) in co-investments
Equity income (loss) from joint ventures	$(1,536)	$(626)	$(3,364)	$(1,027)
Gain on sale of co-investment	919	-	919	-
Income from preferred equity investments	934	-	2,115	-
Equity income (loss) from joint ventures	$317	$(626)	$(330)	$(1,027)

Noncontrolling interest
Limited partners of Essex Portfolio, L.P.	$583	$484	$2,201	$2,424
DownREIT limited partners' distributions	1,016	1,072	3,136	3,267
Perpetual preferred distributions	-	1,575	1,650	4,725
Third-party ownership interest	432	375	895	1,124
Noncontrolling interest	$2,031	$3,506	$7,882	$11,540

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Funds From Operations	Three Months Ended			Nine Months Ended
(Dollars in thousands, except share and per share amounts)	September 30,			September 30,
	2011	2010	% Change	2011	2010	% Change

Funds from operations
Net income available to common stockholders	$7,687	$6,377		$26,432	$28,986
Adjustments:
Depreciation	38,137	31,638		112,678	93,385
Loss (Gains) not included in FFO, net of internal disposition costs (1)	880	-		(4,384)	-
Noncontrolling interest and co-investments (2)	3,819	1,914		9,909	5,954
Funds from operations	$50,523	$39,929		$144,635	$128,325
FFO per share-diluted	$1.43	$1.25	14.1%	$4.19	$4.05	3.5%

Components of the change in FFO
Non-core items:
Gain on sale of co-investment	(919)	-		(919)	-
Loss on early retirement of debt	567	-		820	-
Acquisition costs	210	600		1,050	912
Gain on sale of land	(180)	-		(180)	-
Excess of cash paid to redeem preferred stock and units over the carrying value	-	-		1,949	-
Ineffectiveness of forward starting swap hedges	-	1,615		-	1,615
Gain on sales of marketable securities	-	-		(4,543)	(9,041)
Co-Investment - acquisition fee income	-	-		-	(500)
Other items, net	-	(2,517)		-	(2,517)
Funds from operations excluding non-core items	50,201	39,627		142,812	118,794
FFO excluding non-core items per share-diluted	$1.42	$1.24	14.3%	$4.13	$3.74	10.4%

Changes in core items:
Same-property NOI	$3,377			$6,727
Non-same property NOI	7,730			23,506
Management and other fees from affiliates	981			1,627
Equity income (loss) from joint ventures	1,999			4,147
Interest and other income	(710)			(1,538)
Interest and amortization expense	(2,830)			(11,096)
General and administrative	(281)			(425)
Perpetual preferred distributions	1,575			3,075
Dividends to preferred stockholders	(824)			(1,757)
Other items, net	(443)			(248)
	$10,574			$24,018

Weighted average number of shares outstanding diluted (3)	35,437,693	31,963,327		34,537,774	31,723,857

(1)	Internal disposition costs relate to a disposition incentive program established to pay incremental bonuses for the sale of certain of the Company's communities that are part of the program.
(2)
Amount includes the following adjustments for the three and nine months ended September 30, 2011: (i) noncontrolling interest related to Operating Partnership units totaling $0.6 million and $2.2 million, respectively (ii) add back depreciation from unconsolidated co-investments and less depreciation attributable to third party ownership of consolidated co-investments totaling $3.2 million and $7.7 million, respectively.

(3)	Assumes conversion of the weighted average operating partnership interests in the Operating Partnership into shares of the Company's common stock.

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Balance Sheets
(Dollars in thousands)

	September 30, 2011	December 31, 2010

Real Estate:
Land and land improvements	$836,134	$802,325
Buildings and improvements	3,331,463	3,265,014
	4,167,597	4,067,339
Less: accumulated depreciation	(883,024)	(878,331)
	3,284,573	3,189,008
Real estate under development	145,226	217,531
Co-investments	275,410	107,840
	3,705,209	3,514,379
Cash and cash equivalents	33,017	35,694
Marketable securities	75,624	92,310
Notes and other receivables	51,599	49,444
Other assets	39,716	41,060
Total assets	$3,905,165	$3,732,887

Mortgage notes payable	$1,750,439	$1,832,745
Lines of credit	244,775	426,000
Unsecured bonds	265,000	-
Other liabilities	132,745	109,146
Derivative liabilities	1,634	5,633
Total liabilities	2,394,593	2,373,524

Series G cumulative convertible preferred stock, carrying value	4,349	4,349

Stockholders' equity and noncontrolling interest:
Common stock	3	3
Cumulative redeemable preferred stock, liquidation value	73,750	25,000
Additional paid-in-capital	1,776,546	1,515,468
Distributions in excess of accumulated earnings	(386,752)	(313,308)
Accumulated other comprehensive (loss) income	(75,237)	(77,217)
Total stockholders' equity	1,388,310	1,149,946
Noncontrolling interest	117,913	205,068
Total stockholders' equity and noncontrolling interest	1,506,223	1,355,014

Total liabilities and equity	$3,905,165	$3,732,887

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Debt Summary - September 30, 2011
(Dollars in thousands)

	Percentage of Total Debt	Balance Outstanding	Weighted Average Interest Rate	Weighted Average Maturity In Years
Mortgage notes payable
Fixed rate - secured	66%	$1,508,289	6.0%	6.3
Variable rate - secured (1)	11%	242,150	1.6%	18.1
Total mortgage notes payable	77%	1,750,439	5.4%	7.9

Unsecured bonds	12%	265,000	4.5%	5.8

Line of credit - secured (2)	7%	174,000	1.1%
Line of credit - unsecured (3)	3%	59,000	2.2%
Line of credit - unsecured (4)	1%	11,775	2.8%
Total lines of credit	11%	244,775	1.4%
Total debt	100%	$2,260,214	4.6%

Scheduled principal payments (excludes lines of credit)			Weighted Average
			Interest Rate
	2011	$-	-
	2012	36,085	5.5%
	2013	215,051	5.0%
	2014	77,572	5.3%
	2015	70,643	5.2%
	Thereafter	1,616,088	4.9%
	Total	$2,015,439	5.0%

Capitalized interest for the three months and nine months ended September 30, 2011 was approximately $2.4 million and $6.9 million, respectively.

(1)	$202.9 million of the variable rate debt is tax exempt to the note holders, and $191.9 million of the tax exempt debt is subject to interest rate protection agreements.
(2)
Secured line of credit facility is $250 million and matures in December 2013.  This line is secured by eleven of the Company's apartment communities and the underlying interest rate is currently the Freddie Mac Reference Rate plus .99% to 1.50%.  The Company has elected to terminate the line of credit in the fourth quarter and accordingly accelerated the amortization of finance charges totaling $0.3 million for the third quarter.

(3)
The unsecured line of credit facility is $425 million with an accordion to $500 million.  The line matures in December 2014 with two one-year extensions, exercisable at the Company's option.  The underlying interest rate on this line is based on a tiered rate structure tied to the Company's corporate ratings and is currently at LIBOR plus 1.25%.

(4)
The unsecured line of credit facility is $15 million and matures in January 2012 with a one-year extension, exercisable at the Company's option.  The underlying interest rate on this line is based on a tiered rate structure tied to the Company's corporate ratings and is currently at LIBOR plus 1.25%.

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Capitalization Data and Selected Debt Ratios - September 30, 2011
(Dollars and shares in thousands, except per share amounts)

Capitalization Data		Selected Debt Ratios
Total debt	$2,260,214	Debt to Gross Asset Value			Total
				Indebtedness	Assets (1)	Ratio
Common stock and potentially dilutive securities			12/31/2008	1,754,388	3,804,849	46%
Common stock outstanding	33,382		12/31/2009	1,847,442	4,004,101	46%
Limited partnership units (1)	2,228		12/31/2010	2,258,745	4,611,218	49%
Options-treasury method	92		9/30/2011	2,260,214	4,788,189	47%
Total share of common stock and potentially dilutive securities	35,702
		Secured Debt to Gross Asset Value
Common stock price per share as of September 30, 2011	$120.04			Secured	Total
				Indebtedness	Assets (1)	Ratio
Market value of common stock and potentially dilutive securities	$4,285,641		12/31/2008	1,588,931	3,804,849	42%
			12/31/2009	1,832,549	4,004,101	46%
Preferred stock	$78,206		12/31/2010	2,082,745	4,611,218	45%
			9/30/2011	1,924,438	4,788,189	40%
Total equity capitalization	$4,363,847

Total market capitalization	$6,624,061	Total Interest Coverage		Adjusted	Total
				EBITDA (2)	Interest (3)	Ratio
Ratio of debt to total market capitalization	34.1%		12/31/2008	271,410	93,051	292%
			12/31/2009	257,551	91,651	281%
			12/31/2010	257,899	92,232	280%
			9/30/2011 (4)	284,910	97,283	293%

		Indebtedness Divided by Adjusted EBITDA
				Indebtedness	Adjusted EBITDA (2)	Ratio
			12/31/2008	1,754,388	271,410	6.5
			12/31/2009	1,847,442	257,551	7.2
			12/31/2010	2,258,745	257,899	8.8
			9/30/2011 (4)	2,260,214	284,910	7.9

(1)	Assumes conversion of all outstanding operating partnership interests in the Operating Partnership into shares of the Company's common stock.	(1)	Total Assets is defined by the Company as GAAP total assets plus the add back of accumulated depreciation.
		(2)	Adjusted EBITDA is defined as earnings before interest, taxes, depreciation, amortization, excluding gain/loss on sale of real estate, gain/loss on early retirement of debt, gain/loss from sale of marketable securities and impairment charges.
		(3)	Total Interest is comprised of interest expense paid plus interest capitalized, less amortization.
		(4)	9/30/11 values reflect trailing 4 quarter results.

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Property Operating Results - Quarter ended September 30, 2011 and 2010
(Dollars in thousands, except per unit amounts)

	Southern California			Northern California			Seattle Metro			Other real estate assets (1)		Total
	2011	2010	% Change	2011	2010	% Change	2011	2010	% Change	2011	2010	2011	2010	% Change

Revenues:
Same-property revenue	$51,955	$50,619	2.6%	$31,026	$29,209	6.2%	$15,507	$14,757	5.1%	$-	$-	$98,488	$94,585	4.1%
Non-same property revenue (2)	4,990	47		6,731	3,561		5,023	3,175		2,886	2,000	19,630	8,783
Total Revenues	$56,945	$50,666		$37,757	$32,770		$20,530	$17,932		$2,886	$2,000	$118,118	$103,368

Property operating expenses:
Same-property operating expenses
Real estate taxes	$4,373	$4,371		$3,059	$3,203		$1,432	$1,437		$-	$-	$8,864	$9,011
Administrative	4,189	4,225		1,835	1,752		1,132	1,156		-	-	7,156	7,133
Maintenance and repairs	4,138	3,794		2,333	2,121		1,291	1,305		-	-	7,762	7,220
Utilities	3,538	3,481		2,253	2,223		1,402	1,362		-	-	7,193	7,066
Management fees and insurance	1,977	1,977		1,082	1,100		709	710		-	-	3,768	3,787
Total same-property operating expenses	18,215	17,848	2.1%	10,562	10,399	1.6%	5,966	5,970	-0.1%	-	-	$34,743	$34,217	1.5%
Non-same property operating expenses (2)	1,950	76		2,405	1,449		1,600	1,080		651	884	6,606	3,489
Total property operating expenses	$20,165	$17,924		$12,967	$11,848		$7,566	$7,050		$651	$884	$41,349	$37,706

Net operating income (NOI):
Same-property NOI	$33,740	$32,771	3.0%	$20,464	$18,810	8.8%	$9,541	$8,787	8.6%	$-	$-	$63,745	$60,368	5.5%
Non-same property NOI (2)
Redevelopment communities	-	-		545	566		1,272	1,142		-	-	1,817	1,708
Acquired communities - 2011	-	-		446	-		26	-		-	-	472	-
Acquired communities - 2010	1,665			2,789	1,310		974	249				5,428	1,559
Development communities (4)	1,375	(29)		546	236		1,151	704		-	-	3,072	911
Other real estate assets (1)	-	-		-	-		-	-		2,235	1,116	2,235	1,116
Total non-same property NOI	3,040	(29)		4,326	2,112		3,423	2,095		2,235	1,116	13,024	5,294
Total NOI	$36,780	$32,742		$24,790	$20,922		$12,964	$10,882		$2,235	$1,116	$76,769	$65,662

Same-property operating margin	65%	65%		66%	64%		62%	60%				65%	64%

Annualized same-property turnover percentage	63%	58%		66%	57%		67%	56%				64%	58%

Same-property concessions	$191	$219		$126	$117		$64	$56				$381	$392

Average same-property concessions per turn (3)	$100	$125		$117	$127		$83	$86				$101	$118

Reconciliation of apartment units at end of period

Same-property apartment units	12,065			6,519			4,625					23,209
Consolidated apartment units	13,204	12,334		7,817	7,696		6,042	5,701				27,063	25,731
Joint venture	1,908	748		1,575	1,575		1,530	648				5,013	2,971
Under development	187	616		873	284		275	-				1,335	900
Total apartment units at end of period	15,299	13,698		10,265	9,555		7,847	6,349				33,411	29,602
Percentage of total	46%	47%		31%	32%		23%	21%				100%	100%

Average same-property financial occupancy	95.4%	96.5%		95.6%	97.1%		95.1%	96.7%				95.4%	96.7%

(1)	Other real estate assets consists mainly of retail space, commercial properties, and boat slips and their operating results are classified in non-same property results.
(2)	Includes properties which subsequent to July 1, 2010 were either acquired or in a stage of development or redevelopment without stabilized operations.
(3)
Average same-property concessions per turn is the dollar amount per unit resulting from the same-property concessions divided by the product of the same property turnover percentage for the quarter times the same-property apartment units.

(4)	Development communities include assets with substantial lease up activity needed when acquired, including Allegro, Axis 2300, Bellerive, Muse, and Santee Village.

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Property Operating Results - Nine Months ended September 30, 2011 and 2010
(Dollars in thousands, except per unit amounts)

	Southern California			Northern California			Seattle Metro			Other real estate assets (1)		Total
	2011	2010	% Change	2011	2010	% Change	2011	2010	% Change	2011	2010	2011	2010	% Change

Revenues:
Same-property revenue	$154,982	$151,615	2.2%	$91,298	$87,456	4.4%	$45,817	$44,393	3.2%		$-	$292,097	$283,464	3.1%
Non-same property revenue (2)	12,667	47		18,326	5,275		14,678	6,984		8,216	6,034	53,887	18,340
Total Revenues	$167,649	$151,662		$109,624	$92,731		$60,495	$51,377		$8,216	$6,034	$345,984	$301,804

Property operating expenses:
Same-property operating expenses
Real estate taxes	$12,907	$12,910		$9,008	$9,518		$4,319	$4,361		$-	$-	$26,234	$26,789
Administrative	12,225	12,181		5,226	5,136		3,285	3,330		-	-	20,736	20,647
Maintenance and repairs	11,491	10,449		6,593	6,080		3,711	3,447		-	-	21,795	19,976
Utilities	10,314	9,858		6,383	6,504		4,015	3,750		-	-	20,712	20,112
Management fees and insurance	5,935	5,947		3,245	3,282		2,135	2,133		-	-	11,315	11,362
Total same-property operating expenses	52,872	51,345	3.0%	30,455	30,520	-0.2%	17,465	17,021	2.6%	-	-	100,792	98,886	1.9%
Non-same property operating expenses (2)	5,672	126		7,040	2,245		4,736	2,775		2,272	2,533	19,720	7,679
Total property operating expenses	$58,544	$51,471		$37,495	$32,765		$22,201	$19,796		$2,272	$2,533	$120,512	$106,565

Net operating income (NOI):
Same-property NOI	$102,110	$100,270	1.8%	$60,843	$56,936	6.9%	$28,352	$27,372	3.6%	$-	$-	$191,305	$184,578	3.7%
Non-same property NOI (2)
Redevelopment communities	-	-		1,673	1,691		3,700	3,469		-	-	5,373	5,160
Acquired communities - 2011	-	-		790	-		27	-		-	-	817	-
Acquired communities - 2010	4,563	-		7,365	1,310		2,854	249		-	-	14,782	1,559
Development communities (4)	2,432	(79)		1,458	29		3,361	491		-	-	7,251	441
Other real estate assets (1)	-	-		-	-		-	-		5,944	3,501	5,944	3,501
Total non-same property NOI	6,995	(79)		11,286	3,030		9,942	4,209		5,944	3,501	34,508	10,661
Total NOI	$109,105	$100,101		$72,129	$59,966		$38,294	$31,581		$5,944	$3,501	$225,472	$195,239

Same-property operating margin	66%	66%		67%	65%		62%	62%				65%	65%

Annualized Same-property turnover percentage	52%	52%		51%	51%		50%	49%				51%	51%

Same-property concessions	$662	$704		$371	$371		$167	$169				$1,200	$1,244

Average same-property concessions per turn (3)	$139	$149		$148	$151		$96	$100				$133	$140

Average same-property financial occupancy	96.2%	96.9%		96.6%	97.5%		96.3%	97.3%				96.4%	97.1%

(1)	Other real estate assets consists mainly of retail space, commercial properties, and boat slips and their operating results are classified in non-same property results.
(2)	Includes properties which subsequent to January 1, 2010 were either acquired or in a stage of development or redevelopment without stabilized operations.
(3)
Average same-property concessions per turn is the dollar amount per unit resulting from the same-property concessions divided by the product of the same property turnover percentage times the same-property apartment units.

(4)	Development communities include assets with substantial lease up activity needed when acquired, including Allegro, Axis 2300, Bellerive, Muse, and Santee Village.

See Company's 10-Q for additional disclosures

S-7.1

E S S E X  P R O P E R T Y  T R U S T, I N C.

Revenue by County - Quarters ended September 30, 2011, September 30, 2010 and June 30, 2011
(Dollars in thousands)

		Average Property Rental Rates			September 30, 2011		September 30, 2010
Region	Units	QTD 2011	QTD 2010	% Change	Property Revenue	Financial Occupancy	Property Revenue	Financial Occupancy	Property Revenue % Change	Property Revenue June 30, 2011	Sequential % Change

Southern California
Los Angeles County	4,030	$1,647	$1,591	3.5%	$20,329	96.3%	$19,706	96.6%	3.2%	$19,995	1.7%
Ventura County	2,898	1,326	1,278	3.8%	11,707	95.1%	11,440	96.9%	2.3%	11,720	-0.1%
San Diego County	2,477	1,148	1,107	3.7%	8,799	95.9%	8,455	96.6%	4.1%	8,655	1.7%
Orange County	2,037	1,446	1,411	2.5%	9,010	96.5%	8,679	96.5%	3.8%	8,898	1.3%
Santa Barbara County	347	1,675	1,646	1.8%	1,506	80.7%	1,719	93.3%	-12.4%	1,753	-14.1%
Riverside County	276	763	731	4.4%	604	91.6%	620	95.0%	-2.6%	644	-6.2%
Total same-property	12,065	1,414	1,368	3.4%	51,955	95.4%	50,619	96.5%	2.6%	51,665	0.6%
Los Angeles County	664	1,828			2,697		-
Orange County	365	2,179			2,293		47
Non-same property	1,029	1,953			4,990		47

Northern California
Santa Clara County	2,260	1,664	1,500	10.9%	11,376	96.5%	10,317	97.2%	10.3%	10,904	4.3%
Contra Costa County	1,720	1,523	1,432	6.4%	7,862	95.3%	7,543	97.0%	4.2%	7,746	1.5%
Alameda County	1,366	1,408	1,330	5.9%	5,918	95.1%	5,707	96.6%	3.7%	5,901	0.3%
San Mateo County	768	1,658	1,551	6.9%	3,879	96.0%	3,701	97.9%	4.8%	3,837	1.1%
San Francisco MSA	175	1,911	1,812	5.5%	993	95.9%	964	97.9%	3.0%	969	2.5%
Other	230	1,525	1,482	2.9%	998	89.7%	977	95.2%	2.1%	1,056	-5.5%
Total same-property	6,519	1,574	1,460	7.8%	31,026	95.6%	29,209	97.1%	6.2%	30,413	2.0%
Alameda County	171	1,676			865		627
Santa Clara County	1,411	1,729			5,866		2,934
Non-same property	1,582	1,723			6,731		3,561

Seattle Metro
Total same-property	4,625	1,071	1,002	6.9%	15,507	95.1%	14,757	96.7%	5.1%	15,314	1.3%
Non-same property	1,417	1,152			5,023		3,175

Other real estate assets					2,886		2,000

Total same-property revenue	23,209	$1,391	$1,321	5.3%	$98,488	95.4%	$94,585	96.7%	4.1%	$97,392	1.1%

Total non-same property revenue	4,028	$1,581			$19,630		$8,783

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Revenue by County - Nine Months ended September 30, 2011 and 2010
(Dollars in thousands)

		Average Property Rental Rates			Year to Date 2011		Year to Date 2010
Region	Units	YTD 2011	YTD 2010	% Change	Property Revenue	Financial Occupancy	Property Revenue	Financial Occupancy	Property Revenue % Change

Southern California
Los Angeles County	4,030	$1,583	$1,543	2.6%	$60,271	96.4%	$58,847	96.7%	2.4%
Ventura County	2,898	1,312	1,274	3.0%	35,014	96.1%	34,278	97.2%	2.1%
San Diego County	2,477	1,134	1,104	2.7%	26,077	96.3%	25,236	96.8%	3.3%
Orange County	2,037	1,429	1,412	1.2%	26,710	96.7%	26,267	97.1%	1.7%
Santa Barbara County	347	1,667	1,629	2.3%	5,039	92.6%	5,137	96.8%	-1.9%
Riverside County	276	749	729	2.7%	1,871	94.1%	1,850	94.3%	1.1%
Total same-property	12,065	1,385	1,352	2.4%	154,982	96.2%	151,615	96.9%	2.2%
Los Angeles County	664	1,527			6,162		-
Orange County	365	2,172			6,505		47
Non-same property	1,029	1,756			12,667		47

Northern California
Santa Clara County	2,260	1,595	1,487	7.3%	32,969	97.1%	30,819	97.7%	7.0%
Contra Costa County	1,720	1,484	1,425	4.1%	23,191	96.1%	22,592	97.7%	2.7%
Alameda County	1,366	1,377	1,323	4.1%	17,620	96.2%	17,101	97.0%	3.0%
San Mateo County	768	1,616	1,546	4.5%	11,472	97.1%	11,085	98.2%	3.5%
San Francisco MSA	175	1,883	1,816	3.7%	2,958	96.0%	2,833	95.8%	4.4%
Other	230	1,507	1,470	2.5%	3,088	94.8%	3,026	96.9%	2.0%
Total same-property	6,519	1,527	1,451	5.2%	91,298	96.6%	87,456	97.5%	4.4%
Alameda County	171	1,669			2,582		704
Santa Clara County	1,411	1,342			15,744		4,571
Non-same property	1,582	1,377			18,326		5,275

Seattle Metro
Total same-property	4,625	1,040	1,001	3.9%	45,817	96.3%	44,393	97.3%	3.2%
Non-same property	1,417	1,105			14,678		6,984

Other real estate assets					8,216		6,034
Total same-property revenue	23,209	$1,356	$1,310	3.5%	$292,097	96.4%	$283,464	97.1%	3.0%
Total non-same property revenue	4,028	$1,269			$53,887		$18,340

See Company's 10-Q for additional disclosures

S-8.1

E S S E X  P R O P E R T Y  T R U S T, I N C.

Development Pipeline - September 30, 2011
(Dollars in millions)

		Estimated Units	Estimated retail sq. feet (1)	Incurred to Date	Remaining Costs	Estimated Total Cost	Construction Start	Construction Complete	Initial Occupancy	Stabilized Operations

Development Projects - Consolidated
Project Name	Location

Via	Sunnyvale, CA	284	40,000	101.2	10.8	112.0	Jul-09	Oct-11	Jul-11	Mar-12
Total - Consolidated Development Projects		284	40,000	101.2	10.8	112.0

Development Projects - Joint Venture
Project Name	Location

Queen Anne (2)	Seattle, WA	275	17,000	28.5	50.7	79.1	May-11	Apr-13	Mar-13	Nov-13
Cadence (3)(4)	San Jose, CA	280	-	65.2	70.8	98.6	Aug-11	Jul-13	May-13	Jan-14
West Dublin (4)	Dublin, CA	309	-	17.9	76.6	94.5	Aug-11	Jun-13	Jun-13	Mar-14
Fountain at La Brea (2)	West Hollywood, CA	187	18,200	21.0	53.7	74.7	Oct-11	Jan-14	Feb-14	Oct-14
Total - Joint Venture Development Projects		1,051	35,200	132.6	251.8	346.9

Land Held for Future Development or Sale (5)
Project Name	Location

City Centre	Moorpark, CA	200	-	-	-	-
Main Street (2)	Walnut Creek, CA	48	-	-	-	-
Park Boulevard	Palo Alto, CA	50	-	-	-	-

Total - Land Held for Future Development or Sale		298	37,000	44.0	-	44.0

Grand Total - Development Pipeline		1,633	112,200	$277.8	$262.6	$502.9

(1)	Certain apartment community developments include retail space, and the Company has included the total estimated retail square footage for each development project.
(2)	The Company has entered into a joint venture development agreement with a third-party to develop this property. The Company has a 50% interest in this project.
(3)	This development has three phases, with phase I currently under development. $37.4 million has been incurred to date related to land allocated to phases II and III.
(4)	The Company has a 55% interest in this development project.
(5)	The Company owns land in various stages of entitlement that is being held for future development or sale.

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Redevelopment Pipeline and Capital Expenditures - September 30, 2011
(Dollars in thousands, except per unit amounts)

		Total	Estimated	Estimated		NOI
		Incurred	Remaining	Total	Project	For the quarter ended
Region/Project Name	Units	To Date	Cost	Cost	Start Date	Q3 2011	Q3 2010

Approved - Redevelopment Projects (1) (2)

Marina Cove, Santa Clara, CA	292	$4,764	$5,094	$9,858	Jun-07
Pointe at Cupertino, Cupertino, CA	116	3,760	4,220	7,980	Jan-10
Total Approved - Redevelopment Projects	408	$8,524	$9,314	$17,838

Active - Redevelopment Projects

Northern California
Thomas Jefferson/Magnolia Square, Sunnyvale, CA	188	$4,172	$5,193	$9,365	Sep-10	$545	$567

Seattle Metro
Foothill Commons, Bellevue, WA (3)	388	24,045	12,293	36,338	Jun-07	819	725
Woodland Commons, Bellevue, WA	236	6,142	5,637	11,779	Jun-07	453	417
Total Active - Redevelopment Projects	812	$34,359	$23,123	$57,482		$1,817	$1,709

(1)	These projects are approved and redevelopment activities have commenced, but as of Q2 2011 the communities have stabilized operations, and therefore results are classified in same-property operations.
(2)	The Company incurred $0.3 milllion in vacancy loss during the quarter related to redevelopment of unit interiors which totaled 199 units during the quarter.
(3)	During the third quarter 2009, the Company completed the construction of 28 additional apartment homes.

Non-revenue Generating Capital Expenditures	Q3 2011	Q2 2011	Q1 2011	Q4 2010	Q3 2010

Non-revenue generating capital expenditures	$6,235	$4,778	$2,933	$10,109	$8,207
Average apartment units in quarter	26,964	26,944	26,888	26,242	25,005
Capital expenditures per apartment unit in the quarter	$231	$177	$109	$385	$328
Capital expenditures per apartment unit-trailing four quarters	$892	$966	$1,054	$1,116	$1,196

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Co-investments - September 30, 2011
(Dollars in thousands)

	Essex Book	Total Undepreciated		Debt		Maturity	Property Revenue for the nine months ended			NOI for the nine months ended
	Value	Book Value	Units	Amount		Date	2011	2010	% Change	2011	2010	% Change

Joint Ventures

Essex Apartment Value Fund II, L.P. (Fund II) (1)
Southern California
Parcwood, Corona, CA			312	$23,580		Dec-2013
Studio 40-41, Studio City, CA			149	28,189		Apr-2012
Cielo, Chatsworth, CA			119	16,425		Jun-2012
Renaissance, Los Angeles, CA			168	25,000		Jun-2013
Total Southern California			748	93,194			$10,254	$9,953	3.0%	$6,023	$5,767	4.4%
Northern California
Alderwood Park, Newark, CA			96	6,636		Jun-2015
Carlmont Woods, Belmont, CA			195	12,010		Dec-2013
Davey Glen, Belmont, CA			69	6,574		Aug-2016
Enclave, San Jose, CA			637	74,696		Jan-2018, Dec-2029
Harbor Cove, Foster City, CA			400	32,385		Dec-2013
Regency Tower, Oakland, CA			178	10,326		Mar-2014
Total Northern California			1,575	142,627			20,864	19,958	4.5%	12,978	12,487	3.9%
Seattle Metro
Eastlake 2851, Seattle, WA			133	17,084		Jan-2012
Echo Ridge, Snoqualmie, WA			120	12,389		Sep-2014
Morning Run, Monroe, WA			222	12,828		Oct-2014
Tower @ 801, Seattle, WA			173	18,022		Aug-2014
Total Seattle Metro			648	60,323			7,491	7,071	5.9%	4,457	4,168	6.9%

Total Fund II	$64,505	$597,430	2,971	$296,144			$38,609	$36,982	4.4%	$23,458	$22,422	4.6%

Wesco I, LLC (Wesco) (2)
Arbors at Parc Rose, Oxnard, CA			373	59,903		Jul-2021
Reveal, Woodland Hills, CA			438	67,500		Jul-2013
Redmond Hill East, Redmond, WA			440	52,000		Oct-2021
Redmond Hill West, Redmond, WA			442	45,094		Oct-2021
Line of Credit			-	43,200	(3)	Apr-2012
Total Wesco	$55,444	$370,640	1,693	$267,697			$4,697	$-		$2,894	$-

Essex Skyline at MacArthur Place (4)	$25,781	$134,340	349	$79,786		Jul-2014	$7,621	$793		$3,589	$(1,049)

Preferred Equity Interests (5)	$35,126	$331,924	1,851	$229,505		various

Development Joint Ventures (6)	$94,554	$132,560	1,051	$13,500	(7)	Oct-2046

	$275,410	$1,566,894	7,915	$886,632

(1)	The Company has a 28.2% interest as a general partner and limited partner in Fund II, and may earn promote income if Fund II exceeds certain financial return benchmarks.
(2)	The Company has a 50% interest in Wesco and the Company may earn promote income if the co-investment exceeds certain financial benchmarks.
(3)	Wesco debt includes a $100 million line of credit at a rate of LIBOR + 2.3%. As of September 30, 2011 $43.2 million was outstanding on the line of credit which is secured by capital commitments.
(4)
The Company has a 47% effective interest and a 50% voting interest in this co-investment located in Santa Ana, California, and the Company may earn promote income if the co-investment exceeds certain financial return benchmarks.

(5)
The Company has preferred equity interest investments that earn preferred returns including: 1) a $11.6 million investment secured by one community located in Anaheim, CA, earning 13% per annum for the first five years and the preferred return increases to 15% thereafter, 2) a $9.6 million aggregate investment in two communities located in Los Angeles, CA, earning 9% per annum for the first five years and the preferred returns increase to a minimum of 10% and a maximum of 12.5% for years six through ten, and 3) a $13.0 million investment secured by one community located in Los Angeles, CA, earning 10% per annum for five years.  The loan to value for these investments range from 60% to 80%.

(6)	The Company has interests in four development co-investments , which are developing projects located in Seattle, Washington, and Dublin, San Jose, and West Hollywood, California.
(7)
Development Joint Venture debt includes a $45 million construction loan for the development in Seattle, Washington at a rate of LIBOR + 1.95%.  As of September 30, 2011 there was no outstanding balance on the loan.  Also included are bonds related to the development project in West Hollywood, California in the amount of $54.5 million and for five years the joint venture entered into a total return swap at a rate of SIFMA + 1.50.  As of September 30, 2011 $13.5 million was outstanding on the bonds.

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Summary of Consolidated Co-Investments and Noncontrolling Interest - September 30, 2011
(Dollars in thousands)

The following table summarizes the consolidated co-investments and noncontrolling interest:

					Operations for the nine months ended
	Balance as of September 30, 2011				September 30, 2011
	Investment in	Related	Noncontrolling	DownREIT		Operating
	Real Estate	Debt	Interest	Units (1)	Revenue	Expenses	NOI

Noncontrolling Interest - DownREIT:
Anchor Village	$14,782	$10,750	$1,583	103,213	$2,141	$954	$1,187
Barkley Apartments	8,839	17,072	1,992	76,205	1,811	681	1,130
Brentwood	14,521	19,682	2,568	58,884	1,803	521	1,282
Brookside Oaks	33,418	20,351	2,469	85,095	2,335	639	1,696
Capri at Sunny Hills	16,456	18,204	3,394	162,890	1,750	501	1,249
Hidden Valley (2)	37,271	31,275	6,089	62,647	3,849	1,231	2,618
Highridge Apartments	29,435	44,807	4,038	278,158	4,330	1,049	3,281
Montejo Apartments	8,369	13,594	1,216	29,319	1,350	369	981
Thomas Jefferson	29,906	18,852	6,503	58,059	2,092	704	1,388
Treehouse Apartments	12,403	17,642	2,951	67,728	1,788	512	1,276
Valley Park Apartments	14,572	23,080	304	34,564	2,091	465	1,626
Villa Angelina Apartments	18,826	28,137	2,421	51,931	2,760	745	2,015
	$238,798	$263,446	35,528	1,068,693	$28,100	$8,371	$19,729

Other Components of Noncontrolling Interest:
Hillsdale Garden Apartments (3)	$110,815	-	21,296		$10,319	$3,890	$6,429
Joint Ventures - Development (4)	$26,800	$5,648	5,735
Joint Ventures - Retail (5)	$19,113	$10,427	800		$768	$188	$580
Operating Limited Partnership Units			54,554
Total Noncontrolling Interest			$117,913

(1)	Represents the number of DownREIT units that are currently outstanding. Generally, DownREIT units are redeemed for cash equal to the current price of Essex's common stock.
(2)	The Company has a 75% interest in this community and a joint venture partner has a 25% interest.
(3)	The Company has an 81.5% interest in this community and the joint venture partner has an 18.5% interest.
(4)	The Company consolidates one joint venture development in which the Company has a 50% interest.
(5)
The Company owns a development site currently operated as a retail center located in Santa Clara, CA with a joint venture partner who had a 15% interest as of September 30, 2011. The Company purchased the remaining interest in October 2011.

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Income From Discontinued Operations and Selected Financial Data - September 30, 2011
(Dollars in thousands)

(Loss) Income from Discontinued Operations

During the nine months ended September 30, 2011, the Company sold Woodlawn Colonial, and during the quarter the Company accrued state taxes related to the sale of the community. No communities were sold or held for sale for the quarter and nine months ended September 30, 2010.

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010
Rental revenues	$-	$453	$595	$1,337
Property operating expenses	-	(180)	(228)	(542)
Depreciation and amortization	-	(107)	(115)	(317)
Income from real estate sold	-	166	252	478
Gain on sale	-	-	5,854	-
Internal disposition costs and taxes	(880)	-	(1,469)	-
(Loss) income from discontinued operations	$(880)	$166	$4,637	$478

Shares Outstanding and Potentially Dilutive Securities

	Q3 2011 Weighted Avg.	Actual As of 9/30/11	YTD 2011 Weighted Avg.
Common Shares	33,121,728	33,381,506	32,215,549
Stock Options	87,561	91,774	89,137
Weighted Avg. Shares Diluted - EPS	33,209,289	33,473,280	32,304,686
Operating Limited Partnership Units	2,228,404	2,227,730	2,233,088
Weighted Avg. Shares Diluted - FFO	35,437,693	35,701,010	34,537,774

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Assumptions for Midpoint of 2011 FFO Guidance
Q3 2011 Earnings Results Supplement

		($'s in thousands, except share and per share data)
		Actual	Per		Guidance	Per	%
		2010	Share		2011	Share	Change
Net Operating Income ("NOI")
Same-Property NOI for 2010	(1)	$238,086
External growth communities stabilized as of January 1, 2010
2009 Acquisitions		1,116
2009 Stabilized development communities		6,515
Same-property apartment communities		$245,717		(1)	$259,733		5.4%

Development communities		2,111		(2)	11,000
Redevelopment communities	(1)	6,874		(1)	7,400
Newly acquired communities - 2010		4,601		(2)	20,700
Newly acquired communities - 2011		-		(3)	1,700
Commercial leasing and other operating activity		5,312		(4)	7,100
Discontinued operations	(1)	1,060		(1)	367
Total NOI from consolidated communities		$265,675			$307,500

Management Fees		$4,051			$6,450

Capital Markets Activities
Interest and amortization expense, before capitalized interest		$(97,085)			$(110,700)
Projected interest capitalized		9,500			8,600
Net interest expense		(87,585)			(102,100)

Recurring Income and Expenses
Interest and other income		$12,089			$10,400
Income from co-investments		3,397		(5)	10,200
General and administrative expenses		(22,585)			(23,500)
Preferred dividends and non-controlling interests		(14,247)			(12,300)
		(21,346)			(15,200)
Non-Core Income and Expenses
Gains on sales of marketable securities		$12,491			$4,543
Gain on sale of co-investment and land		-			1,099
Acquisition costs		(1,250)			(1,200)
Other non-core items, net		(668)			(2,769)
		10,573			1,673

Funds from Operations		$171,368	$5.35		$198,323	$5.70	6.5%

Funds from Operations excluding non-core items		$160,795	$5.02		$196,650	$5.65	12.5%

Weighted average shares outstanding		32,028,269			34,820,000

(1) NOI related to the sale of Woodlawn Colonial has been reclassed from same-property communities to discontinued operations for 2010 and 2011. NOI related to Thomas Jefferson/Magnolia Lane has been reclassed from same-property communities to redevelopment communities for 2010 and 2011.

(2) During 2011, the lease-up activity at Allegro, Anavia, 416 on Broadway, Muse, Essex Skyline at MacArthur Place, Santee Village, Via, and Bellerive has or will negatively impact NOI and equity income from co-investments by approximately $.05 in Q1, $.03 in Q2 and Q3, and $.02 in Q4 per diluted share.

(3) The amount includes the NOI for 2011 acquisitions of stabilized communities including Family Tree and Bernard. NOI results related to 2011 acquisitions of condominium developments including Santee Village and Bellerive are classified with development communities.

(4) The amount includes NOI from the retail center located in Santa Clara, California acquired in April 2011 as a future development site.
(5) The amount includes the income for the 2011 preferred equity investments.

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C

MSA Level Forecasts 2011: Supply Jobs and Apartment Market Conditions
	Residential Supply*				Job Forecast**		Forecast Market Conditions***
Market	New MF Supply	% of Total Stock	New SF Supply	% of Total Stock	Est.New Jobs Dec-Dec	% Growth	Estimated Y-o-Y Rent Growth	Estimated Year End Occupancy

Seattle	1,650	0.4%	3,700	0.5%	28,000	2.0%	9.00%	95.50%

San Francisco	400	0.1%	300	0.1%	13,000	1.4%	10.00%	96.50%
Oakland	1,100	0.4%	1,500	0.2%	8,000	0.8%	7.50%	96.00%
San Jose	1,200	0.6%	700	0.2%	23,000	2.7%	12.00%	97.00%
No. Cal.	2,700	0.3%	2,500	0.2%	44,000	1.6%	9.7%	96.5%

Ventura	100	0.2%	200	0.1%	2,000	0.7%	2.50%	95.50%
Los Angeles	2,600	0.2%	2,000	0.1%	20,000	0.5%	5.25%	95.00%
Orange	800	0.2%	1,400	0.2%	16,000	1.2%	5.75%	95.25%
San Diego	600	0.1%	1,900	0.3%	20,000	1.6%	4.00%	95.25%
So. Cal.	4,100	0.2%	5,500	0.2%	58,000	0.9%	4.8%	95.2%

Weighted Average****	8,450	0.2%	11,700	0.2%	130,000	1.2%	7.5%	95.8%

All data is an Essex Forecast

U.S. Economic Assumptions: G.D.P.: Q4 '11 vs Q4 '10: 1.75% , Jobs: Q4 '11 vs Q4 '10 1.1%

* New Residential Supply: represents Essex's internal estimate of actual deliveries during the year, which are related to, but can differ from the 12 month trailing Permit Levels reported on New Residential Supply schedule.

** Job Forecast/Performance refers to the difference between Total Non-Farm Industry Employment (not seasonally adjusted) projected through Q4 2011 over the comparable actual figures for Q4 2010. The first column represents the current Essex forecast of the increase in Total Non-Farm Industry Employment. The second column represents these forecasted new jobs as a percent of the Q4 2010 base.

***The Forecast Market Conditions represents Essex's estimates of the change in rents/occupancy rates for Q4 2011. The Estimated Year-over-Year Rent Growth represents the forecast change in Effective Market Rents for Q4 2011 vs.Q4 2010 (where Market refers to the entire MSA apartment market, NOT the Essex portfolio). The estimated Year End Occupancy represents Essex's forecast of market occupancy rates for Q4 2011.

****Weighted Average: Markets weighted by units in Essex portfolio.

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C
New Residential Supply: Permits as a % of Current Stock (12 Month Permit Period: Trailing 12 Months September 2011)

	Single Family Data					Multi-Family Data			All Residential Data
Market	Median SF Price (Q2 2011 est**)	Q2 2011 SF Affordability*	SF Stock 2010	SF Permits Last 12 Months	% of Stock	MF Stock 2010	MF Permits Last 12 months	% of Stock	Total Residential Permits Last 12 Months	% of Stock
Chicago	$185,000	175%	1,951,000	4,014	0.2%	1,493,900	2,566	0.2%	6,580	0.2%
New York PMSA	$384,800	73%	796,000	615	0.1%	3,084,000	7,988	0.3%	8,603	0.2%
Nassau-Suffolk	$383,500	118%	773,000	1,145	0.2%	246,000	476	0.2%	1,621	0.3%
Philadelphia	$215,100	142%	1,652,000	4,702	0.3%	546,100	1,290	0.2%	5,992	0.3%
Miami/Ft. Lauderdale	$186,300	134%	873,000	3,692	0.4%	987,000	2,086	0.2%	5,778	0.3%
Boston	$355,700	106%	1,551,000	3,323	0.2%	708,800	1,672	0.2%	4,995	0.3%
Minneapolis	$14,500	239%	948,000	3,570	0.4%	386,800	1,513	0.4%	5,083	0.4%
Atlanta	$102,100	326%	1,527,000	6,029	0.4%	571,800	1,991	0.3%	8,020	0.4%
Baltimore	$234,700	147%	863,000	3,314	0.4%	286,000	1,672	0.6%	4,986	0.4%
Phoenix	$126,000	216%	1,318,000	7,038	0.5%	418,500	1,642	0.4%	8,680	0.5%
Portland	$220,600	140%	648,000	3,039	0.5%	254,335	1,551	0.6%	4,590	0.5%
Denver	$232,700	145%	671,000	3,552	0.5%	302,900	1,934	0.6%	5,486	0.6%
Las Vegas	$126,200	207%	629,000	3,763	0.6%	272,700	1,381	0.5%	5,144	0.6%
Orlando	$125,600	216%	644,000	4,260	0.7%	255,500	1,179	0.5%	5,439	0.6%
Wash. D.C. PMSA	$340,900	128%	1,504,000	9,098	0.6%	714,300	7,558	1.1%	16,656	0.8%
Dallas-Ft. Worth	$151,500	198%	1,722,000	13,905	0.8%	744,000	9,428	1.3%	23,333	0.9%
Houston	$156,500	186%	1,388,000	21,589	1.6%	647,700	6,586	1.0%	28,175	1.4%
Austin	$199,300	160%	441,000	6,014	1.4%	214,900	3,145	1.5%	9,159	1.4%
Totals	$228,978	193%	17,948,000	102,662	0.6%	10,641,335	55,658	0.5%	158,320	0.6%

Seattle	$310,400	110%	778,000	4,526	0.6%	411,500	4,150	1.0%	8,676	0.7%

San Francisco	$661,800	61%	378,000	358	0.1%	364,000	1,500	0.4%	1,858	0.3%
Oakland	$540,300	75%	677,000	1,506	0.2%	294,000	1,547	0.5%	3,053	0.3%
San Jose	$610,000	74%	407,000	892	0.2%	216,000	2,620	1.2%	3,512	0.6%

Los Angeles	$298,300	93%	1,956,000	2,346	0.1%	1,472,000	5,932	0.4%	8,278	0.2%
Ventura	$372,000	107%	216,000	255	0.1%	59,300	291	0.5%	546	0.2%
Orange	$439,800	89%	669,000	1,980	0.3%	368,800	2,899	0.8%	4,879	0.5%
San Diego	$379,300	81%	727,000	2,251	0.3%	413,700	1,834	0.4%	4,085	0.4%

No Cal	$591,117	71%	1,462,000	2,756	0.2%	874,000	5,667	0.6%	8,423	0.4%

So Cal	$345,797	91%	3,568,000	6,832	0.2%	2,313,800	10,956	0.5%	17,788	0.3%

ESSEX	$402,808	88%	5,808,000	14,114	0.2%	3,599,300	20,773	0.6%	34,887	0.4%

Permits: Single Family equals 1 unit, Multi-Family equals 5 or more units.
Sources: SF Prices - Economy.com: Permits, Total Residential Stock - U.S. Census, Axiometrics, Mortgage Rates: Freddie Mac.
Single Family/Multi-Family Breakdown of Total Residences, Rosen Consulting Group, US Census, EASI, Essex.
*Single Family Affordability - Equals the ratio of the actual Median Household Income to the Income required to purchase the Median Priced Home.
**Median Home Prices - Q2 2011 National Association of Realtors, DataQuick, Essex.
The required Income is defined such that the mortgage payment is 35% of said income, assuming a 10% down payment and a 30-year fixed mortgage rate (4.84%).
Median Household Income is estimated from US Census 2004 data and Income Growth from BEA and Population Growth from the US Census.

See Company's 10-Q for additional disclosures

ESSEX PROPERTY TRUST, INC.
Real Estate Information as of November 2, 2011

						Square	Year	Year	Property	Age of
	Property Name	Address	City	State	Units	Footage	Acquired	Built	Ownership	Property

	APARTMENT COMMUNITIES

	NORTHERN CALIFORNIA
	Santa Clara County
1	The Commons	275 Union Avenue	Campbell	CA	264	153,168	2010	1973	EPLP	38
1	Pointe at Cupertino	19920 Olivewood Street	Cupertino	CA	116	135,200	1998	1963	EPLP	48
1	Bella Villagio	383 Vista Roma Way	San Jose	CA	231	227,511	2010	2004	EPLP	7
1	Cadence - Phase 1	545 River Oaks Parkway	San Jose	CA	280	249,080			JV-55%
1	Carlyle, The	2909 Nieman Boulevard	San Jose	CA	132	129,200	2000	2000	EPLP	11
1	Enclave, The	4355 Renaissance Drive	San Jose	CA	637	525,463	2005	1998	Fund II	13
1	Esplanade	350 East Taylor St.	San Jose	CA	278	279,000	2004	2002	EPLP	9
1	Waterford, The	1700 N. First Street	San Jose	CA	238	219,600	2000	2000	EPLP	11
1	101 San Fernando	99 S. Fourth Street	San Jose	CA	323	296,078	2010	2001	EPLP	10
1	Family Tree Apartments	1000 Kiely Blvd.	Santa Clara	CA	121	128,486	2011	1971	EPLP	40
1	Le Parc	440 N. Winchester Avenue	Santa Clara	CA	140	113,200	1994	1975	EPLP	36
1	Marina Cove	3480 Granada Avenue	Santa Clara	CA	292	250,200	1994	1974	EPLP	37
1	Bristol Commons	732 E. Evelyn Avenue	Sunnyvale	CA	188	142,600	1995	1989	EPLP	22
1	Brookside Oaks	1651 Belleville Way	Sunnyvale	CA	170	119,900	2000	1973	DownREIT	38
1	Magnolia Lane	113 South Mary Avenue	Sunnyvale	CA	32	31,541	2007	2001	EPLP	10
1	Montclaire	450 N. Mathilda Avenue	Sunnyvale	CA	390	294,100	1988	1973	EPLP	38
1	Summerhill Park	972 Corte Madera Avenue	Sunnyvale	CA	100	78,500	1988	1988	EPLP	23
1	Via	315 Tasman Drive	Sunnyvale	CA	284	309,421			EPLP
1	Thomas Jefferson	107 South Mary Avenue	Sunnyvale	CA	156	110,824	2007	1969	DownREIT	42
1	Windsor Ridge	825 E. Evelyn Avenue	Sunnyvale	CA	216	161,800	1989	1989	EPLP	22
1				13%	4,024	3,396,371
	Alameda County
1	Fourth & U	700 University Avenue	Berkeley	CA	171	146,255	2010	2010	EPLP	1
1	Stevenson Place	4141 Stevenson Blvd.	Fremont	CA	200	146,200	2000	1975	EPLP	36
1	Boulevard	40001 Fremont Blvd.	Fremont	CA	172	131,200	1996	1978	EPLP	33
1	City View	25200 Carlos Bee Blvd.	Hayward	CA	572	462,400	1998	1975	EPLP	36
1	Regency Tower	1130 Third Ave.	Oakland	CA	178	140,900	2005	1975	Fund II	36
1	The Grand	100 Grand Avenue	Oakland	CA	238	205,026	2009	2009	EPLP	2
1	Bridgeport	36826 Cherry Street	Newark	CA	184	139,000	1987	1987	EPLP	24
1	Alderwood Park Apartments	37057 Magnolia Street	Newark	CA	96	74,624	2006	1987	Fund II	24
1				5%	1,811	1,445,605
	Contra Costa County
1	West Dublin	6600 Golden Gate Drive	Dublin	CA	309	286,348			JV-55%
1	San Marcos	2601 Hilltop Drive	Richmond	CA	432	407,600	2003	2003	EPLP	8
1	Bel Air	2000 Shoreline Drive	San Ramon	CA	462	391,000	1995	1988	EPLP	23
1	Foothill Gardens	1110 Harness Drive	San Ramon	CA	132	155,100	1997	1985	EPLP	26
1	Twin Creeks	2711-2731 Morgan Drive	San Ramon	CA	44	51,700	1997	1985	EPLP	26
1	Canyon Oaks	1 Amberstone Lane	San Ramon	CA	250	237,894	2007	2005	EPLP	6
1	Mill Creek at Windermere	2100 Waterstone Place	San Ramon	CA	400	381,060	2007	2005	EPLP	6
				5%	1,720	1,624,354
	San Mateo County
1	Carlmont Woods	2515 Carlmont Drive	Belmont	CA	195	107,200	2004	1971	Fund II	40
1	Harbor Cove	900 E. Hillsdale Blvd.	Foster City	CA	400	306,600	2004	1971	Fund II	40
1	Davey Glen	200 Davey Glen Road	Belmont	CA	69	65,974	2006	1962	Fund II	49
1	Hillsdale Garden	3421 Edison Avenue	San Mateo	CA	697	611,505	2006	1948	JV - 81.5%	63
1	Belmont Terrace	1606 Continetals Way	Belmont	CA	71	72,951	2006	1974	EPLP	37
				6%	1,432	1,164,230

	San Francisco and Marin Counties
1	Mt. Sutro Terrace Apartments	480 Warren Drive	San Francisco	CA	99	64,000	1999	1973	EPLP	38
1	Vista Belvedere	15 Red Hill Circle	Tiburon	CA	76	78,300	2004	1963	EPLP	48
1				1%	175	142,300
1
	Other
1	Tuscana	315 Mt. Oso	Tracy	CA	30	29,088	2007	2007	EPLP	4
1	Harvest Park	2327 Summercreek Drive	Santa Rosa	CA	104	116,628	2007	2004	EPLP	7
1	Chestnut Street Apartments	143 Chestnut Avenue	Santa Cruz	CA	96	87,640	2008	2002	EPLP	9
1				1%	230	233,356

42	Total Northern California			29%	9,392	8,006,216				26

	SOUTHERN CALIFORNIA
	Los Angeles County
1	Cielo	9733 Topanga Canyon Blvd	Chatsworth	CA	119	125,400	2009	2009	Fund II	2
1	Regency at Encino	15506 Moorpark Street	Encino	CA	75	78,487	2009	1989	EPLP	22
1	416 on Broadway	412 East Broadway	Glendale	CA	115	126,782	2010	2009	EPLP	2
1	Hampton Court	1136 N. Columbus Avenue	Glendale	CA	83	71,500	1999	1974	EPLP	37
1	Hampton Place	245 W. Loraine Street	Glendale	CA	132	141,500	1999	1970	EPLP	41
1	Marbrisa	1809 Termino Ave.	Long Beach	CA	202	122,800	2002	1987	EPLP	24
1	Pathways	5945 E. Pacific Coast Hwy.	Long Beach	CA	296	197,700	1991	1975	EPLP	36
1	Bellerive	1921 Beloit Avenue	Los Angeles	CA	63	79,296	2011	2011	EPLP	0
1	Bunker Hill	222 and 234 S. Figueroa St.	Los Angeles	CA	456	346,600	1998	1968	EPLP	43
1	Cochran Apartments	612 South Cochran	Los Angeles	CA	58	51,400	1998	1989	EPLP	22
1	Kings Road	733 North Kings Road	Los Angeles	CA	196	132,100	1997	1979	EPLP	32
1	Marbella	600 South Detroit Street	Los Angeles	CA	60	50,108	2005	1991	EPLP	20
1	Belmont Station	1302 West 2nd St.	Los Angeles	CA	275	225,000	2009	2009	EPLP	2
1	Park Place	400 S. Detroit Street	Los Angeles	CA	60	48,000	1997	1988	EPLP	23
1	Windsor Court	401 S. Detroit Street	Los Angeles	CA	58	46,600	1997	1988	EPLP	23
1	Renaissance	630 South Masselin Avenue	Los Angeles	CA	168	154,268	2006	1990	Fund II	21
1	Santee Court	716 S. Los Angeles Street	Los Angeles	CA	165	132,040	2010	2004	EPLP	7
1	Santee Village	743 South Santee Street	Los Angeles	CA	73	69,817	2010	2011	EPLP	0
1	Marina City Club	4333 Admiralty Way	Marina Del Rey	CA	101	127,200	2004	1971	EPLP	40
1	Mirabella	13701 Marina Point Drive	Marina Del Rey	CA	188	176,800	2000	2000	EPLP	11
1	Muse	5451 Vineland Avenue	North Hollywood	CA	152	135,292	2011	2011	EPLP	0
1	Monterra del Mar	280 E. Del Mar Boulevard	Pasadena	CA	123	74,400	1997	1972	EPLP	39
1	Monterra del Rey	350 Madison	Pasadena	CA	84	73,100	1999	1972	EPLP	39
1	Monterra del Sol	280 South Euclid	Pasadena	CA	85	69,200	1999	1972	EPLP	39
1	Fountain Park	13141 Fountain Park Drive	Playa Vista	CA	705	608,900	2004	2002	EPLP	9
1	Highridge	28125 Peacock Ridge Drive	Rancho Palos Verde	CA	255	290,200	1997	1972	DownREIT	39
1	Studio 40-41	4043 Radford Avenue	Studio City	CA	149	127,238	2009	2009	Fund II	2
1	Coldwater Canyon	4250 Codlwater Canyon	Studio City	CA	39	34,125	2007	1979	EPLP	32
1	Allegro	11945 Magnolia Blvd.	Valley Village	CA	96	127,812	2010	2010	EPLP	1
1	Walnut Heights	20700 San Jose Hills Road	Walnut	CA	163	146,700	2003	1964	EPLP	47
1	Fountain at La Brea	1216-1234 North La Brea Avenue	West Hollywood	CA	187	154,776			JV - 50%
1	Avondale at Warner Center	22222 Victory Blvd.	Woodland Hills	CA	446	331,000	1999	1970	EPLP	41
1	Reveal	21201 Kittridge Street	Woodland Hills	CA	438	414,892	2011	2010	Wesco	1
				18%	5,678	4,787,144
	Ventura County
1	Camarillo Oaks	921 Paseo Camarillo	Camarillo	CA	564	459,000	1996	1985	EPLP	26
1	Camino Ruiz Square	105 Camino Ruiz	Camarillo	CA	160	105,448	2006	1990	EPLP	21
1	Arbors at Parc Rose	1500 Tulipan Circle	Oxnard	CA	373	503,196	2011	2001	Wesco	10
1	Mariner's Place	711 South B Street	Oxnard	CA	105	77,200	2000	1987	EPLP	24
1	Tierra Vista	1750 Montevina Circle	Oxnard	CA	404	387,100	2001	2001	EPLP	10
1	Monterey Villas	1040 Kelp Lane	Oxnard	CA	122	122,100	1997	1974	EPLP	37
1	Meadowood	1733 Cochran Street	Simi Valley	CA	320	264,500	1996	1986	EPLP	25
1	Hidden Valley	5065 Hidden Park Court	Simi Valley	CA	324	310,900	2004	2004	DownREIT	7
1	Lofts at Pinehurst,The	1021 Scandia Avenue	Ventura	CA	118	71,100	1997	1971	EPLP	40
1	Hillcrest Park	1800 West Hillcrest Drive	Newbury Park	CA	608	521,900	1998	1973	EPLP	38
1	Pinehurst	3980 Telegraph Road	Ventura	CA	28	21,200	2004	1973	EPLP	38
1	Woodside Village	675 Providence Ave.	Ventura	CA	145	136,500	2004	1987	EPLP	24
				10%	3,271	2,980,144

1

	SOUTHERN CALIFORNIA (cont'd)

	Santa Barbara County
1	Chimney Sweep	775 Camino Del Sur Drive	Goleta	CA	91			2006	1967	EPLP	44
1	CBC	6721 El Colegio Drive	Goleta	CA	148			2006	1962	EPLP	49
1	Hope Ranch (Continental Apartments)	3968-3974 & 3999 Via Lucero	Santa Barbara	CA	108			2007	1965	EPLP	46
1	Hope Ranch (Lucero Village)	3968-3974 & 3999 Via Lucero	Santa Barbara	CA				2007	1973	EPLP	38
				1%	347	306,608
	Orange County
1	Anavia	2045 South State College Blvd.	Anaheim	CA	250	312,343		2010	2009	EPLP	2
1	Barkley Apartments	2400 E. Lincoln Ave.	Anahiem	CA	161	139,800		2000	1984	DownREIT	27
1	Valley Park Apartments	17300 Euclid Ave.	Fountain Valley	CA	160	169,700		2001	1969	DownREIT	42
1	Capri at Sunny Hills	2341 Daphne Place	Fullerton	CA	100	128,100		2001	1961	DownREIT	50
1	Wilshire Promenade	141 West Wilshire Avenue	Fullerton	CA	149	128,000		1997	1992	EPLP	19
1	Montejo Apartments	12911 Dale St.	Garden Grove	CA	124	103,200		2001	1974	DownREIT	37
1	Huntington Breakers	21270 Beach Boulevard	Huntington Beach	CA	342	241,700		1997	1984	EPLP	27
1	Axis 2300	2300 DuPont Drive	Irvine	CA	115	170,714		2010	2010	EPLP	1
1	Hillsborough Park	1501 South Beach Boulevard	La Habra	CA	235	215,500		1999	1999	EPLP	12
1	Trabuco Villas	25362 Mosswood Way	Lake Forest	CA	132	131,000		1997	1985	EPLP	26
1	Fairways Apartments	2 Pine Valley Lane	Newport Beach	CA	74	107,100		1999	1972	EPLP	39
1	Villa Angelina	201 E. Chapman Ave.	Placentia	CA	256	217,600		2001	1970	DownREIT	41
1	Brentwood Apartment Homes	2301 E. Santa Clara Ave.	Santa Ana	CA	140	154,800		2001	1970	DownREIT	41
1	Treehouse Apartments	2601 N. Grand Ave.	Santa Ana	CA	164	135,700		2001	1970	DownREIT	41
1	Essex Skyline at MacArthur Place	9 & 15 MacArthur Place	Santa Ana	CA	349	512,791		2010	2008	JV- 47%	3
				9%	2,751	2,868,048
	San Diego County
1	Alpine Country	2660 Alpine Blvd.	Alpine	CA	108	81,900		2002	1986	EPLP	25
1	Alpine Village	2055 Arnold Way	Alpine	CA	301	254,400		2002	1971	EPLP	40
1	Bonita Cedars	5155 Cedarwood Rd.	Bonita	CA	120	120,800		2002	1983	EPLP	28
1	Cambridge	660 F. St.	Chula Vista	CA	40	22,100		2002	1965	EPLP	46
1	Mesa Village	5265 Clairemont Mesa Blvd.	Clairemont	CA	133	43,600		2002	1963	EPLP	48
1	Tierra del Sol/Norte	989 Peach Ave.	El Cajon	CA	156	117,000		2002	1969	EPLP	42
1	Mira Monte	10360 Maya Linda Rd.	Mira Mesa	CA	355	262,600		2002	1982	EPLP	29
1	Country Villas	283 Douglas Drive	Oceanside	CA	180	179,700		2002	1976	EPLP	35
1	Mission Hills	218 Rancho Del Oro	Oceanside	CA	282	244,000		2005	1984	EPLP	27
1	Bluffs II, The	6466 Friars Road	San Diego	CA	224	126,700		1997	1974	EPLP	37
1	Summit Park	8563 Lake Murray Blvd.	San Diego	CA	300	229,400		2002	1972	EPLP	39
1	Vista Capri - North	3277 Berger Ave.	San Diego	CA	106	51,800		2002	1975	EPLP	36
1	Shadow Point	9830 Dale Ave.	Spring Valley	CA	172	131,200		2002	1983	EPLP	28
				8%	2,477	1,865,200
	Riverside County
1	Parcwood	1700 Via Pacifica	Corona	CA	312	270,000		2004	1989	Fund II	22
1	Devonshire Apartments	2770 West Devonshire Ave.	Hemet	CA	276	207,200		2002	1988	EPLP	23
				2%	588	477,200

77	Total Southern California			47%	15,112	13,284,344					27

	SEATTLE METROPOLITAN AREA
1	Cedar Terrace	3205 115th Ave. NE	Bellevue	WA	180	174,200		2005	1984	EPLP	27
1	Courtyard Off Main	136 102nd Avenue SE	Bellevue	WA	109	108,388		2010	2000	EPLP	11
1	Emerald Ridge	3010 118th Avenue SE	Bellevue	WA	180	144,000		1994	1987	EPLP	24
1	Foothill Commons	13800 NE 9th Place	Bellevue	WA	388	288,300		1990	1978	EPLP	33
1	Palisades, The	13808 NE 12th	Bellevue	WA	192	159,700		1990	1977	EPLP	34
1	Sammamish View	16160 SE Eastgate Way	Bellevue	WA	153	133,500		1994	1986	EPLP	25
1	Woodland Commons	13700 NE 10th Place	Bellevue	WA	236	172,300		1990	1978	EPLP	33
1	Canyon Pointe	1630 228th St. SE	Bothell	WA	250	210,400		2003	1990	EPLP	21
1	Inglenook Court	14220 Juanita Drive, NE	Bothell	WA	224	183,600		1994	1985	EPLP	26
1	Salmon Run at Perry Creek	2109 228th Street SE	Bothell	WA	132	117,100		2000	2000	EPLP	11
1	Stonehedge Village	14690 143rd Blvd., NE	Bothell	WA	196	214,800		1997	1986	EPLP	25
1	Highlands at Wynhaven	1460 NE Hawthorne Street	Issaquah	WA	333	424,674		2008	2000	EPLP	11
1	Park Hill at Issaquah	22516 SE 56th Street	Issaquah	WA	245	277,700		1999	1999	EPLP	12
1	Wandering Creek	12910 SE 240th	Kent	WA	156	124,300		1995	1986	EPLP	25
1	Bridle Trails	6600 130th Avenue, NE	Kirkland	WA	108	99,700		1997	1986	EPLP	25
1	Evergreen Heights	12233 NE 131st Way	Kirkland	WA	200	188,300		1997	1990	EPLP	21
1	Corbella at Juanita Bay	9520 NE 120th Street	Kirkland	WA	169	103,339		2010	1978	EPLP	33
1	Laurels at Mill Creek	1110 164th Street SE	Mill Creek	WA	164	134,300		1996	1981	EPLP	30
1	Morning Run	18463 Blueberry Lane	Monroe	WA	222	221,786		2005	1991	Fund II	20
1	Anchor Village	9507 49th Avenue West	Mukilteo	WA	301	245,900		1997	1981	DownREIT	30
1	Castle Creek	7000 132nd Place, SE	Newcastle	WA	216	191,900		1998	1998	EPLP	13
1	Elevation	17202-17325 NE 85th Place	Redmond	WA	157	138,916		2010	1986	EPLP	25
1	Redmond Hill East	18666 Redmond Way	Redmond	WA	440	381,675		2011	1988	Wesco	23
1	Redmond Hill West	6110 186th Place NE	Redmond	WA	442	350,275		2011	1985	Wesco	26
1	Brighton Ridge	2307 NE 4th Street	Renton	WA	264	201,300		1996	1986	EPLP	25
1	Fairwood Pond	14700 SE Petrovitsky Rd.	Renton	WA	194	189,200		2004	1997	EPLP	14
1	Forest View	650 Duvall Ave. NE	Renton	WA	192	182,500		2003	1998	EPLP	13
1	The Bernard	115 Warren Ave North.	Seattle	WA	63	43,151		2011	2008	EPLP	3
1	Eastlake 2851	2833 - 2851 Eastlake Avenue	Seattle	WA	133	234,086		2008	2008	Fund II	3
1	Fountain Court	2400 4th Street	Seattle	WA	320	207,000		2000	2000	EPLP	11
1	Joule	523 Broadway Avenue, East	Seattle	WA	295	191,109		2010	2010	JV - 99%	1
1	Linden Square	13530 Linden Avenue North	Seattle	WA	183	142,200		2000	1994	EPLP	17
1	Queen Anne	100 Republican	Seattle	WA	275	191,290				JV - 50%
1	The Cairns	420 Yale Avenue	Seattle	WA	100	70,806		2007	2006	EPLP	5
1	Tower @ 801	801 Pine Street	Seattle	WA	173	118,500		2005	1970	Fund II	41
1	Wharfside Pointe	3811 14th Avenue West	Seattle	WA	142	119,200		1994	1990	EPLP	21
1	Echo Ridge	34907 SE Kinsey Street	Snoqualmie	WA	120	124,359		2005	2000	Fund II	11
36	Total Seattle Metropolitan Area			22%	7,572	6,612,464					20

	155	Apartment Communities		100%	32,076	27,903,024	(1)
		Apartment Communities Under Construction			1,335	1,105,956	(2)

	Avg. square footage	870		Definitions for Property Ownership
	Avg. units per property	207		EPLP	The Company has a 100% ownership in the community.
				Fund II	The community is owned by Fund II. The Company has a 28.2% interest in Fund II which is accounted for using the equity method of accounting.

	Avg. age of property	25		Wesco	The community is owned by Wesco I, LLC. The Company has a 50% interest in Wesco I, LLC, which is accounted for using the equity method of accounting.
	(1) Includes 203,836 square feet of retail or commercial space
	(2) Includes 66,675 square feet of estimated retail or commercial space			DownREIT	The Company holds a 1% special limited partner interest in the partnerships which owns the community. In accordance with GAAP, the Company consolidates this community.

				JV - 99%	The Company has a 99% ownership in this development and is consolidated.
				JV - 85%	The Company has a 85% ownership in this retail center and is consolidated.
				JV - 81.5%	The Company has a 81.5% ownership in this community and is consolidated.
				JV-55%	The Company has a 55% ownership in this community and is not consolidated.
				JV - 50%	The Company has a 50% ownership in this community and is not consolidated.
	OTHER REAL ESTATE ASSETS			JV- 47%	The Company has a 47% ownership in this community, which is not consolidated
	Office Buildings
	Essex Corporate Headquarter Bldg.	925 / 935 E. Meadow Dr.	Palo Alto	CA		31,900		1997 / 2007	1988 / 1962	EPLP
	Derian Office Building	17461 Derian Av.	Irvine	CA		110,000		2000	1983	EPLP
	Essex Southern Cal. Office Building	22110-22120 Clarendon St.	Woodland Hills	CA		38,940		2001	1982	EPLP
	Hollywood	6230 Sunset Blvd.	Los Angeles	CA		35,000		2006	1938	EPLP
	Santa Clara Retail	3700 El Camino Real	Santa Clara	CA		139,000		2011	1970	JV - 85%
						354,840

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